UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.)

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Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Sec.240.14a-12

Sculptor Capital Management, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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LEADING PROXY ADVISORY FIRMS ISS AND GLASS LEWIS RECOMMEND SCULPTOR CAPITAL STOCKHOLDERS VOTE “FOR” MERGER WITH RITHM CAPITAL CORP.

Sculptor Board of Directors Recommends Stockholders to Vote “FOR” the Proposed Transaction at Special Meeting of Stockholders on November 16, 2023

NEW YORK – November 3, 2023 – Sculptor Capital Management Inc. (NYSE: SCU) (“Sculptor”) today announced that leading proxy advisory firms Institutional Shareholder Services (“ISS”) and Glass Lewis & Co. (“Glass Lewis’) recommend that Sculptor stockholders vote “FOR” its proposed merger with Rithm Capital Corp. (NYSE: RITM) (“Rithm”) at Sculptor’s special meeting of stockholders (the “Special Meeting”) to be held on November 16, 2023.

Marcy Engel, Chair of the Board of Directors of Sculptor, stated, “We are pleased that the two leading proxy advisory firms, ISS and Glass Lewis, have recommended that stockholders vote “FOR” our proposed transaction by Rithm, which will deliver immediate and certain value for stockholders. We urge Sculptor stockholders to vote in favor of this compelling transaction at the Special Meeting on November 16, 2023.”

In making its recommendation, ISS* noted:

•
“Given the premium to the unaffected price, downside risk in the event of non-approval, and the cash form of consideration, which provides liquidity and certainty of value for SCU shareholders, support for the transaction is warranted.”

In making its recommendation, Glass Lewis* noted:

•	“[W]e believe the proposed Rithm transaction currently represents the most viable option to maximize shareholder value.”

*Sculptor has neither sought nor obtained consent from ISS or Glass Lewis to use previously published information in this press release.

Sculptor’s Board of Directors strongly encourages stockholders to follow ISS’ and Glass Lewis’ recommendations and vote “FOR” the proposed merger at the Special Meeting.

Your Vote Is Important, No Matter How Many or How Few Shares You Own!

Please vote today by telephone, via the Internet or
by signing, dating and returning the enclosed proxy card.
Simply follow the easy instructions on the proxy card.

If you have questions about how to vote your shares, please contact:

INNISFREE M&A INCORPORATED
Shareholders May Call Toll-free: (888) 750-5834
Banks and Brokers May Call Collect: (212) 750-5833

Advisor

PJT Partners acted as financial advisor and Latham & Watkins LLP acted as legal counsel the special committee of independent members of the Sculptor’s Board of Directors. J.P. Morgan Securities LLC acted as financial advisor and Ropes & Gray LLP acted as legal counsel to Sculptor.

About Sculptor

Sculptor is a leading global alternative asset manager and a specialist in opportunistic investing. For over 25 years, Sculptor has pursued consistent outperformance by building an operating model and culture which balance the ability to act swiftly on market opportunity with rigorous diligence that minimizes risk. Sculptor’s model is driven by a global team that is predominantly home-grown, long tenured and incentivized to put client outcomes first. With offices in New York, London and Hong Kong, Sculptor invests across credit, real estate and multi-strategy platforms in all major geographies. As of October 1, 2023, Sculptor had approximately $33.6 billion in assets under management.

Additional Information About the Transaction and Where to Find It

This press release relates to a proposed transaction between Rithm and Sculptor. In connection with the proposed transaction, Sculptor has filed with the SEC and mailed or otherwise provided to its stockholders a proxy statement regarding the proposed transaction. Sculptor may also file other documents with the SEC regarding the proposed transaction. BEFORE MAKING ANY VOTING DECISION, SCULPTOR’S STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT IN ITS ENTIRETY AND ANY OTHER DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION OR INCORPORATED BY REFERENCE THEREIN BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES TO THE PROPOSED TRANSACTION. Investors and security holders may obtain a free copy of the proxy statement and other documents containing information about Sculptor and the proposed transaction, once such documents are filed with the SEC (when available) from the SEC’s website at www.sec.gov and Sculptor’s website at www.sculptor.com. In addition, the proxy statement and other documents filed by Sculptor with, or furnished to, the SEC (when available) may be obtained from Sculptor free of charge by directing a request to Sculptor’s Investor Relations at investorrelations@sculptor.com.

Participants in the Solicitation

Sculptor and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from Sculptor’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of Sculptor in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise is included in the proxy statement filed with the SEC. You may also find additional information about Sculptor’s directors and executive officers in Sculptor’s proxy statement for its 2023 Annual Meeting of Stockholders, which was filed with the SEC on April 28, 2023. You can obtain a free copy of this document from Sculptor using the contact information above.

No Offer or Solicitation

This press release is for information purposes only and is not intended to and does not constitute, or form part of, an offer, invitation or the solicitation of an offer or invitation to purchase, otherwise acquire, subscribe for, sell or otherwise dispose of any securities, or the solicitation of any vote or approval in any jurisdiction, pursuant to the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. The proposed transaction will be implemented solely pursuant to the terms and conditions of the merger agreement, which contain the full terms and conditions of the proposed transaction.

Cautionary Note Regarding Forward-Looking Statements

The communication contains statements which may constitute “forward-looking statements” made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the proposed transaction. All statements, other than statements of current or historical fact, contained in this communication may be forward-looking statements. Without limiting the foregoing, the words “believes,” “anticipates,” “plans,” “expects,” “may,” “should,” “could,” “estimate,” “intend” (or the negative of these terms) and other similar expressions are intended to identify forward-looking statements. These statements represent Sculptor’s current expectations regarding future events and are subject to a number of assumptions, trends, risks and uncertainties, many of which are beyond Sculptor’s control, which could cause actual results to differ materially from those described in the forward-looking statements. Accordingly, you should not place undue reliance on any forward-looking statements contained herein. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Forward Looking Statements,” “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in Sculptor’s most recent annual and quarterly reports and other filings filed with the SEC, which are available on Sculptor’s website (www.sculptor.com).

Factors that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied include, but are not limited to, the following risks relating to the proposed transaction: the occurrence of any event, change, or other circumstances that could give rise to the termination of the merger agreement; the satisfaction of closing conditions to the transaction on a timely basis or at all, including the ability to obtain stockholder approval; uncertainties as to the timing of the transaction; litigation relating to the transaction; the impact of the transaction on Sculptor’s business operations (including the threatened or actual loss of employees, clients or suppliers); incurrence of unexpected costs and expenses in connection with the transaction; and financial or other setbacks if the transaction encounters unanticipated problems. Other important factors that could cause actual results to differ materially from those expressed or implied include, but are not limited to, risks related to changes in the financial, equity and debt markets, risks related to political, economic and market conditions and other risks discussed and identified in public filings made by Sculptor with the SEC.

New risks and uncertainties emerge from time to time, and it is not possible for Sculptor to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Forward-looking statements contained herein speak only as of the date of this communication, and Sculptor expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in Sculptor’s expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Contacts

Shareholder Services
Ellen Conti
Sculptor
212-719-7381
investorrelations@sculptor.com

Media
Jonathan Gasthalter
Gasthalter & Co.
212-257-4170
sculptor@gasthalter.com